

Regency Energy Partners LP

Barclays Capital

Fixed Income Energy & Pipeline Conference

March 25, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Managing Through Challenging Times

- Mission and Objectives
- Haynesville Joint Venture Overview
- Haynesville Expansion Project Overview
- Solid Foundation of Assets
- Strong Fee-Based Margin
- Summary

Mission And Objectives

Looking Back - 2008 to Present

2008 Represented a Year of Two Journeys

Accomplishments Through October
Announced and integrated three major acquisitions valued at $936 million
Increased revolver capacity from $500 million to $900 million
Issued $204 million of equity
Designed and scoped the $1.1 billion, 1.45 Bcf/d Haynesville Expansion Project

Market Meltdown

Accomplishments October Through Present
Restructured Haynesville Expansion Project
Renegotiated contracts with Haynesville Shippers
Reduced Capex forecast for contract compression and gathering & processing segments for 2009 and 2010
Implemented disciplined cost management program across entire business
Increased liquidity through Joint Venture and CAT Lease

Near Term - 2009 and 2010 Key Objectives

Key Objectives	
Reduce our dependence on capital markets	▶ Reduced our growth capital budgets to $120 million in 2009 and $100 million in 2010 ▶ Secured financing through Joint Venture to build the $653[1] million Haynesville Expansion Project
Invest in fee-based assets	▶ Haynesville project provides ability for future fee-based expansions ▶ Continued investment in contract compression segment and fee-based gathering & processing projects
Disciplined cost management	▶ Streamline operations across all business segments
Limit commodity exposure	▶ 3% of estimated adjusted segment margin for 2009 will be subject to commodity price fluctuations[2]
Opportunistically access capital markets	▶ Further strengthen financial position ▶ Finance unidentified attractive growth projects

1 Excludes capitalized interest and labor
2 Calculated as if the Haynesville Joint Venture were 100% Regency owned

Long Term Mission and Key Objective

REGENCY ENERGY PARTNERS

Mission		Key Objective
Provide consistent growth in unit holder value	+	Achieve investment grade status

Implications

- Obtain scale in our business segments and regions
- Manage using a results-oriented organizational philosophy
- Balance our business profile - by sector, region and commodity exposure
- Enhance our financial strength

Haynesville Joint Venture Overview



REGENCY ENERGY PARTNERS

Regency Management is forming a partnership with select investors to co-develop the Haynesville Expansion Project

		JV Ownership %	
RIGS[1]	Regency	38%	$400 million contribution value
Haynesville Expansion Project ($653[2] million)	Alinda Capital Partners LLC	50%	$526.5 million cash
	GE Energy Financial Services	12%	$126.5 million cash

- At closing, Regency was reimbursed for all project costs incurred to date, approximately $81 million

[1] RIGS is the Regency Intrastate Gas System
[2] Excludes capitalized interest and labor costs

Transaction Overview

Transaction Details	
Parties	▶ Regency Haynesville Intrastate Gas LLC, a subsidiary of Regency Energy Partners LP ▶ General Electric Capital Corporation, an affiliate of GE Energy Financial Services ("GE EFS") ▶ Alinda Gas Pipeline I and Alinda Gas Pipeline II, funds managed by Alinda Capital Partners LLC ("Alinda")
Expansion	▶ JV allows for the expansion of the RIGS assets to add an incremental 1.1 Bcf/d of capacity by constructing 128 miles of pipeline and installing 14,200 HP of compression
Management Committee (Board)	▶ Consists of four members; each investor has the right to appoint one board member. Each member of the board has a vote equal to the sharing ratio of the investor that appointed such member
Joint Venture Management	▶ Regency operates the assets under a management operating agreement
Distributions	▶ All available cash will be distributed ratably to the Parties on a quarterly basis
Right of First Offer	▶ Each Partner will have a right of first offer to purchase other investor's for sale equity interests ▶ Regency and GE EFS can sell their interest to each other without triggering the right of first offer provision
One Time Distribution	▶ Joint Venture reimbursed Regency for approximately $81 million for all Haynesville Project costs to date

The Joint Venture closed March 17, 2009

Current Transportation (RIGS) Asset Overview

Regency will contribute the Regency Intrastate Gas System (RIGS), a 320-mile pipeline, to the Joint Venture, valued at approximately $400 million



NORTH LOUISIANA
AREA MAP
ARKANSAS
LOUISIANA
WASKOM
FIELD
ADA
FIELD
SLIGO
FIELD
SIBLEY
FIELD
VERNON
FIELD
DRISCOLL
FIELD
ELM GROVE
FIELD
VIXON
FIELD
WINNSBORO
EXTENSION
TEXAS
LOUISIANA
CARTHAGE
FIELD

RIGS Details	
Major Shippers	▸ Petrohawk ▸ Exco ▸ Union Power ▸ BW ▸ JW Operating ▸ El Paso Corporation
Markets Served	▸ Union Power ▸ Swepco
Major Pipeline Interconnections	▸ Texas Gas ▸ Tennessee ▸ Trunkline ▸ Southern Natural ▸ ANR ▸ Columbia Gulf
Firm Transportation Commitments	▸ Fully Subscribed
Posted Capacity	▸ 910,000 Mcf/d

Joint Venture Benefits

By partnering with GE EFS and Alinda, Regency has secured financing for the Haynesville Expansion Project under terms accretive to our unitholders in 2010 and beyond

Key Highlights
▶ Allows Regency to satisfy its commitment to develop a fully-financed, strategic project with minimum sensitivity to volumes and commodity price fluctuations
▶ Firmly establishes Regency as a significant player in one of the most active natural gas plays in the U.S. ➢ Provides much needed takeaway capacity for expected Haynesville production ➢ Provides investment vehicle for future expansion projects
▶ Deleverages Regency's balance sheet, providing sufficient liquidity to fund 2009 growth

Haynesville Expansion Project


STOCKHAM

Overview of Haynesville Expansion Project

Regency is significantly expanding RIGS to capitalize on development in the Haynesville Shale

- Project adds incremental 1.1 Bcf/d capacity to existing RIGS system
- Currently, 84% or 925 MMcf/d has been contracted to date
  - Firm transportation capacity with 10 year contract terms
  - Approximately 85% of revenues come from reservation fees
- Regency's project will be the first to come online in the Haynesville Shale with targeted completion by year-end 2009
- Project favorably positioned for future expansion to meet growing producer requirements


Haynesville Shale
23- mile, 36" Elm Grove Pipeline
28- mile, 36" Bienville Loop
77- mile, 42" Winnsboro Loop
14,200 HP of compression at Elm Grove and Haughton Stations
Trunkline
TGP
ANR
TGT
CGT
Key Interconnects: Columbia Gulf, Texas Gas, ANR, Trunkline and Tennessee Gas
Regency Intrastate Gas LLC
Regency Field Services LLC
Regency Field Services LLC Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LLC
Regency Intrastate Gas LLC Proposed Bienville Loop 36 in
Regency Intrastate Gas LLC Proposed Elm Grove 36 in
Regency Intrastate Gas LLC Proposed-Winnsboro Loop 42 in
Bossier Shale Trend
Haynesville Shale Trend
0 5 10 20 Miles

Commercial Update - Haynesville Production Results

Company	Headlines[1]
Petrohawk	• Estimated Ultimate Recovery (EUR) of 7.5 Bcfe per well • Recently announced IP results on six new wells averaging 14.5 MMcfe/d, including two wells that experienced mechanical difficulties • Current Haynesville gross operated production 160 MMcfe/d • Expect to complete approximately 6 wells/month • 75-80 gross operated wells will be completed in 2009 • Plans to average 12 Haynesville rigs in 2009 • $690 million budgeted in 2009 for investment in the Haynesville Shale
Exco Resources	• Completed first horizontal well in Q4 2008 with IP of 22.9 MMcfe/d; produced 1 Bcf/d in 64 days; currently producing in excess of 12 MMcfe/d • Completed first horizontal well in Q1 2009 with IP of 24.2 MMcfe/d; producing 20 MMcfe/d in Q4 2008 and Q1 2009 • Producing 35 MMcfe/d from the play • $313 million 2009 capital budget • Plan to drill 34 wells in 2009; 27 operated • EXCO is currently participating in 4 operated rigs and three non-operated rigs
Chesapeake	• Approximately $825 million budget for 2009 (~50% funded by JV partner PXP) • Two recent wells tested at greater than 22 MMcf/d • Current operated rig count is 22 • Current production of 70 MMcfe/d • Will average 26 operated rigs in 2009
EnCana/Shell	• $305 million Haynesville budget for 2009 • Plan to drill 35 gross, 21.5 net wells in 2009 • First two horizontal wells flowed at initial two-day rates of 8 and 15 MMcfe/d
GMX	• $216 million budgeted toward Haynesville/Bossier 2009 capex • Second Haynesville/Bossier well completed in January 2009 with IP rate of 7.6 MMcf/d • Third Haynesville/Bossier well had IP rate of 8.7 MMcf/d • Expect to announce completion results of three more wells in late April and one in late May
Questar	• 7 operated rigs in North Louisiana • Plan to drill or participate in 35 Haynesville wells in 2009 • Third well flowed to an initial rate of about 23 MMcf/d and averaged 18 MMcf/d in the first three weeks on production • Fourth well flowed to an initial rate of over 20 MMcf/d • 4 wells currently being drilled

[1] Well information and key headlines sourced from producers' websites and public documents

Project Overview – Project Costs

Total cost of the project is projected to be $653 million[1]

Project	Description	Expected Cost ($ millions)
Pipeline		
Bienville Loop	28 miles of 36" pipeline	$118
Elm Grove Pipeline	23 miles of 36" pipeline	$114
Winnsboro Loop	77 miles of 42" pipeline	$345
Interconnects[2]	Columbia Gulf, Texas Gas, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		**$653**

Based on our progress and expenditures to date, we believe that the project will be completed at or below budget

[1]Excludes capitalized interest and overhead
[2]Net of receipt site interconnects which will be reimbursed by producers

Construction Update - Timeline

Approximate Project Construction Timeline


Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Survey
Environmental Permits
LA Department of Natural Resources Approval
FERC 30-day Advance Notifications
Construction

- Finalizing necessary environmental permits and clearances, regulatory permits and rights-of-way
  - 36" Bienville line - centerline & environmental surveys complete, acquired Louisiana DNR permit, USACE and other environmental & crossing permits. ROW acquisition is complete
  - 36" Elm Grove line - surveys complete, acquired Louisiana DNR permit, USACE and other environmental & crossing permits. Approximately 95% of ROW tracts purchased
  - 42" Winnsboro line - surveys complete, Louisiana DNR permit acquired, Parish Road and Railroad crossing permits complete, and USACE permit expected in April. Approximately 50% of ROW tracts purchased and 33% more in-process.
  - Permits for Compressor Stations: Elm Grove air permit received and Haughton air permit is expected in April. Louisiana DNR permits for both stations are approved
- Have fully executed an Interconnect Agreement with Trunkline and finalizing agreements with the other downstream market pipelines which will upsize the interconnects capacity to more than 4 Bcf/d
- Unit price contract with pipe lay contractor has been executed
- Filed FERC 30 Day Advance Notification for the 36" lines on March 16th
- Major pipe, valves, fittings, vessels and compressor packages are on order and being delivered

Construction on the 36" pipe will begin in May	Construction on the 42" pipe will begin in July

Solid Foundation of Assets

Midstream Overview - Gathering & Processing Overview

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants	1
Gathering System Length (Miles)	3,470
Compression[2] (HP)	48,931
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[2] (HP)	46,134
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[2] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	



CO
KS
OK
AR
TX
LA
CDM RM Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[2] (HP)	14,597
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants	5
Gathering System Miles	680
Compression[2] (HP)	43,931
Plant Capacity (MMcf/d)/(GPM)	645/60
Transportation (via Joint Venture)	
Length (miles)	330
Compression[2] (HP)	26,370
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation, G&P, Treating	

[1] Regency also has minor operations in West Virginia and Colorado
[2] Compression does not include contract compression for third parties

Solid Foundation - Contract Compression Asset Overview

REGENCY ENERGY PARTNERS

Core compression operations are located in Texas, Louisiana and Arkansas

HP by Region[1]

State	Total HP	# of Units
Southwest (TX)	213,802	281
Southeast (LA & TX)	120,835	137
Northwest (TX)	125,831	183
Northeast (Ark & LA)	210,157	185
Central (LA & TX)	108,042	124
Total	**778,667**	**910**

HP by Size[1]

HP Range	Total HP	% of HP	# of Units
0-499	59,288	7.6%	351
500-999	83,299	10.7%	134
1,000 and over	636,080	81.7%	425
Total	**778,667**	**100%**	**910**



Southwest Region (Areas 1-5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 11 and 15)
Northeast Region (Areas 13,17,18 and 19)
Central Region (Areas 6 and 12)

[1] Horsepower as of 3/2/2009

Strong Fee-Based Margin


STOCKHAM
STEEL

Solid Foundation - Changing Business Mix

Growing our fee-based transportation and contract compression businesses



Adjusted Segment Margin
$ in millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR 55%
$76
$89
$154
$229
$441
2004
2005
2006
2007
2008
Gathering and Processing
Transportation
Contract Compression

Commodity Price Risk Management


NGL Equity Production vs. Hedged
Bbl/d
6,000
5,000
4,000
3,000
2,000
1,000
98%
98%
96%
97%
33%
33%
33%
33%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge


Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
74%
74%
75%
76%
76%
76%
76%
76%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge

- **Approximately 71% of expected natural gas exposure is hedged in 2009**

Commodity Price Risk Management

Based on Regency's contract mix we are a net seller of both liquids and natural gas, and on a portfolio basis Regency has no net 'keep whole' exposure

Only 3% of Regency's estimated 2009 Adjusted Segment Margin is subject to commodity price fluctuations

Estimated 2009 Adjusted Segment Margin[1]	
Fee-Based Margins	73%
Hedged Commodity Margins	24%
Unhedged Commodity Margins	3%

- **Regency enters into 'fixed-for-floating' forward commodity swaps to effectively lock in future pricing on natural gas, natural gas liquids (NGL's), and condensate**
- **Regency is unable to hedge sulfur and our 2009 forecast assumes $30/LT**

[1] Assumes JV closed in March 2009

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

Regency's executed hedge pricing increases in 2010, which translates into built-in growth in adjusted segment margin

Executed Hedges by Product:

	2009		2010	
	Bbl/d	Price	Bbl/d	Price
Ethane	1,920	$0.8000	N/A	N/A
Propane	1,160	$1.0991	740	$1.5325
Iso Butane	260	$1.6850	170	$1.9150
Normal Butane	500	$1.1254	320	$1.8950
Natural Gasoline	560	$1.7030	290	$2.5300
WTI	650	$68.17	650	$121.30
Natural Gas (Mmbtu/d)	10,000	$6.6875	N/A	N/A

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbtu; all other prices in $/gallon

Summary

Strong Year-Over-Year Performance

Total Revenue



$ in millions
$2,000
$1,500
$1,000
$500
$0
$897
$1,190
$1,864
57%
2006
2007
2008

Adjusted Total Segment Margin



$ in millions
$500
$400
$300
$200
$100
$0
$154
$229
$441
93%
2006
2007
2008
Gathering and Processing
Transportation
Contract Compression

Adjusted EBITDA



$ in millions
$300
$250
$200
$150
$100
$50
$0
$93
$142
$254
79%
2006
2007
2008

Total Throughput[1]



MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
529
587
773
752
1,026
771
2006
2007
2008
Gathering and Processing
Transportation
Intersegment Volumes

[1] 105,923 MMBtu/d in 2006, 298,773 MMBtu/d in 2007, and 274,287 MMBtu/d in 2008 moved through both the Gathering and Processing and Transportation segments

Managing Through Challenging Times

With the higher cost of capital our sector is facing, Regency has prudently adapted with a focus on maintaining a solid balance sheet

Optimizing our strong foundation of assets

↓

Reduced growth capital requirements for 2009 and 2010

↓

Restructured the Haynesville Expansion Project from $1.1 billion to $653[1] million and retained 1.1 Bcf/d of capacity

↓

Increasing our fee-based margin in the transportation and contract compression segment

↓

Managing volatility through a strong hedging program

↓

Remain focused on achieving investment grade rating over the long-term

[1] Excludes capitalized interest and labor costs

Question & Answers


STOCKHAM

Non-GAAP Reconciliations


STOCKHAM
STEEL

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of Non-GAAP Measures to GAAP Measure

($ in thousands)	Year to Date December 31, 2008		2007		2006	
Net income (loss)	$	101,016	$	(13,836)	$	(7,244)
Income tax expense (benefit)		(266)		931		-
Interest expense, net		63,243		52,016		37,182
Depreciation and amortization		102,566		55,074		39,654
EBITDA (a)	$	266,559	$	94,185	$	69,592
Non-cash loss (gain) from risk management activities		(14,708)		11,500		(6,158)
Non-cash put option expiration		-		3,059		3,658
LTIP accelerated vesting charge		-		11,928		-
Loss (gain) on sale of assets		472		1,522		-
Loss on debt refinancing		-		21,200		10,761
Management services termination fee		3,888		-		12,542
Acquisition expenses		491		420		2,041
Other income/expense		(2,229)		(1,735)		15
Management fee		-		155		360
Adjusted EBITDA	$	254,473	$	142,234	$	92,811

a) Earnings before interest, taxes, depreciation and amortization.